Exhibit 10.2
FIFTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 3
THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 3 (this “Amendment”) is made and entered into as of August 1, 2019, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).
W I T N E S S E T H:
WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 3, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 3, dated as of September 23, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 3, dated as of June 22, 2016, that certain Third Amendment to Amended and Restated Lease Agreement No. 3, dated as of January 17, 2019, and that certain Fourth Amendment to Amended and Restated Lease Agreement No. 3, dated as of January 23, 2019 (as so amended, the “Lease”);
WHEREAS, simultaneously herewith, HPT TA Properties Trust has acquired certain land comprising a parking lot having an address at 167 Ruggles Row, Southington, Connecticut 06489 (the “Milldale Parking Lot”), which is located adjacent to the Travel Center located at 1875 Meriden-Waterbury Turnpike, Milldale, Connecticut 06467 (the “Milldale Travel Center”);

WHEREAS, Landlord and Tenant desire to amend the Lease to include the Milldale Parking Lot as part of the Property (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Milldale Travel Center with a corresponding increase in Minimum Rent; and

WHEREAS, Guarantors are executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:
1.    Minimum Rent. The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is deleted in its entirety and replaced with the following:
“Minimum Rent” shall mean Forty-Two Million Four Hundred Nine Thousand One Hundred Eighteen and 00/100ths Dollars ($42,409,118.00), subject to adjustment as provided in Section 3.1.1(b).

2.    Exhibit A. Exhibit A to the Lease is hereby amended by deleting the legal description set forth in Exhibit A-6 thereto in its entirety and inserting the legal description attached hereto as Exhibit A-6 in its place.
3.    Ratification. As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.
4.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.
LANDLORD:
HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust
By:    /s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC,
a Maryland limited liability company
By:    /s/ John G. Murray
John G. Murray
President

TENANT:
TA OPERATING LLC,
a Delaware limited liability company

By:    /s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Fifth Amendment to Amended and Restated Lease Agreement No. 3]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”). Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By: /s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By: /s/ Mark R. Young
Mark R. Young
Executive Vice President

[Joinder Page to Fifth Amendment to Amended and Restated Lease Agreement No. 3]

EXHIBIT A-6

TA Southington
1875 Meriden-Waterbury Turnpike
Milldale (Southington), CT
Parcel 1

Page 2

curvature;

THENCE continuing along the easterly street line of said Ruggles Row in a curve to the right whose radius is 455.00 feet and length is 164.68 feet to a point;

THENCE continuing North 45 degrees 14 minutes 25 seconds East along the easterly street line of said Ruggles Row a distance of 60.86 feet to a point;

THENCE RUNNING South 79 degrees 35 minutes 10 seconds east along the southerly boundary line of property now or formerly of John R. Lacey a distance of 463.15 feet to a point;

THENCE RUNNING South 9 degrees 05 minutes 20 seconds West along the westerly boundary of land of said John R. Lacey a distance of 987.71 feet to a point on the northerly highway line of said Meriden-Waterbury Turnpike;

THENCE RUNNING North 81 degrees 12 minutes 40 seconds West along the north highway line of said Meriden-Waterbury Turnpike a distance of 386.43 feet to the point an place of BEGINNING.

Said parcel of land contains 12.76 acres and is more particularly shown on a map entitled "Property of Louise Fontana, Meriden-Waterbury Turnpike, Southington, Conn. Scale 1 inch equals 50 feet August 22, 1975, revised to February 9, 1976", as prepared by Clarence Blair Associates, Inc., Civil Engineers and Land Surveyors of New Haven, Connecticut.

Together with all appurtenances thereto belonging or in anywise appertaining, and all right, title and interest of Grantor in and to any and all roads, street, alleys and ways bounded said premises.

EXCEPTING THEREFROM the following piece or parcel of land conveyed to the State of Connecticut by Quit Claim Deed form Union Oil Company of California dated August 3, 1977 and recorded in Volume 286 at page 2 of the Southington Land Records;

That certain parcel of land situated in the town of Southington, County of Hartford and State of Connecticut, on the northerly side of the Meriden-Waterbury Turnpike, Route 66, containing 0.04 of an acre, more or less, bounded and described as follows;

Northerly by remaining land of the Releasor herein, 386.61 feet by a line designated "Taking Line", as shown on the map hereinafter referred to;

Easterly by land now or formerly of John R. Lacy, 10.00 feet;

Southerly by the Meriden-Waterbury Turnpike, Route 66, 386.43 feet;

Westerly running to a point.

The land herein conveyed comprises a portion of the premises acquired by the Releasor herein by a Warranty Deed dated May 5, 1976, and recorded in Volume 275 at Page 548 of the Southington Land Records.

All of the above-described land being the same as follows;

BEGINNING at a point on the easterly sideline of Ruggles Row, said point being the westerly corner of said parcel;

THENCE RUNNING North 24 degrees 30 minutes 10 seconds East 372.82 feet to a point of curvature;

THENCE RUNNING Northeasterly 164.68 feet by a curve to the right having a radius of 455.00 feet to a point of tangency;

THENCE RUNNING North 45 degrees 14 minutes 25 seconds East 60.86 fee to a point, said last three courses being by the easterly sideline of Ruggles Row;

THENCE turning and running South 79 degrees 35 minutes 10 seconds East 463.15 feet to a concrete bound;

THENCE turning and running South 09 degrees 05 minutes 20 seconds West 977.71 feet to a point on the northerly sideline of the Meriden Waterbury Turnpike, said last two courses being by land now or formerly of the The Robert L. Jacks and Ted J. Crew Partnership;

THENCE turning and running North 82 degrees 41 minutes 36 seconds West 386.61 feet to a point;

THENCE turning and running North 75 degrees 20 minutes 30 seconds West 167.15 feet to a point, said last two courses being by the Meriden Waterbury Turnpike;

THENCE Turning and running North 17 degrees 46 minutes 15 seconds East 99.80 feet by land now or formerly of Emerick Mirando and Domenick Mirando to

Parcel 2
A certain piece or parcel of land together with the buildings and improvements thereon, located on the easterly side of the highway, Ruggles Row, in the Town of Southington, County of Hartford and State of Connecticut, known as 167 Ruggles Row and shown and designated as PARCEL “B” 20,731 S.F., 0.48 Ac. on a map entitled, “Improvement Location Map for JACKS FAMILY DONUTS INC. #177 Ruggles Row, Southington, CT Scale: 1”=20’ Date: May 9, 2003 KJA File No.: 50-279 Drawing No.: 1 kratzert, jones & associates, inc. Civil Engineers – Land Surveyors – Site Planners – Building Engineers P.O. Box 337 1755 Meriden-Waterbury Rd., Milldale, CT. 06467-0337 phone (860)621-3638”, which map is filed in Map Drawer 26, Map 4A of the Southington Town Clerk’s Office to which reference may be had for a more particular description.